Exhibit 32.2

                     STATEMENT OF CHIEF FINANCIAL OFFICER OF
                         KERYX BIOPHARMACEUTICALS, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report of Keryx Biopharmaceuticals, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Ron Bentsur, Vice President, Finance and Investor Relations, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

        1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2004         /s/  Ron Bentsur
                              -----------------------------------------------
                              Ron Bentsur
                              Vice President, Finance and Investor Relations
                              (Principal Financial and Accounting Officer)